SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) February 4, 2004

NII HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-32421	91-1671412
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

10700 Parkridge Boulevard, Suite 600
Reston, Virginia	20191
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 390-5100

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Information.

     On February 4, 2004, NII Holdings, Inc. (the “Company”) issued a press release announcing that its wholly-owned subsidiary, NII Holdings (Cayman), Ltd. (“NII Cayman”), is commencing a tender offer and consent solicitation relating to all of NII Cayman’s outstanding 13% Senior Secured Discount Notes due 2009. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

     Nothing in this report should be construed as an offer to purchase any outstanding 13% Senior Secured Discount Notes, as such offer is only being made upon the terms and is subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement dated February 4, 2004.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 4, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC.
(Registrant)

Date: February 4, 2004	By:	/s/ Robert J. Gilker

Robert J. Gilker
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release Dated February 4, 2004.